Exhibit 10.2
Certain portions of this exhibit, marked by [***], have been excluded because they are both not material and are the type of information that the registrant treats as private or confidential.
Executive Leadership Team Transaction Bonus Program

Purpose:    To recognize and reward members of the Executive Leadership Team, excluding Messrs. Jérôme Lorrain (Exec. Chair), Shawn Stewart (CEO) and Jamie Pierson (CFO), for their respective contributions, involvement, work and participation with the ongoing strategic alternatives review process initiated by the Board of Directors.

Eligible Participants:    Eric Brandt, Chief Commercial Officer
                Michael Hance, Chief Legal Officer
                Jessica Herren, Chief Supply Chain Officer
Karl Khambatta, Chief of Staff
Tim Osborne, EVP of Operations
Doug Smith, Chief People Officer
Any other employee of the Company (as defined below) or its affiliates who is selected by the Committee to participate in this Transaction Bonus Program

Transaction Bonus Program: A pool of $1,500,000 to be established and distributed to the above participants in a manner determined by the Compensation Committee (the “Committee”) of Board of Directors. Payment to each respective participant is contingent upon a participant’s Service with Forward Air Corporation, a Delaware corporation (the “Company”), being continuous through [***] (the “Expiration Date”) [***]. [***], this Transaction Bonus Program shall be automatically terminated and no bonus shall be paid to any participant. If a participant’s Service terminates for any reason prior to [***], the participant shall automatically and without notice forfeit any rights to a bonus under this Transaction Bonus Program. For purposes of this Transaction Bonus Program, [***].
The Transaction Bonus Program and any awards made under it are made and granted pursuant to the Forward Air Corporation 2025 Omnibus Incentive Compensation Plan (the “Plan”), as

amended, the provisions of which are incorporated herein by reference. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Plan.
Any bonus under the Transaction Bonus Program shall be paid, less applicable taxes and withholding as soon as reasonably practicable after [***].